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                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of Cobra Electronics Corporation on Form S-8 of our report dated February 27, 1998, appearing in the Annual Report on Form 10-K of Cobra Electronics Corporation for the year ended December 31, 1997.


Deloitte & Touche LLP
September 16, 1998